UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

TABLE OF CONTENTS

Item 7. EXHIBITS

Item 9. REGULATION FD DISCLOSURE

SIGNATURE

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

Item 7. Exhibits

     (c)   The following exhibit is being furnished herewith:

           99.  Press Release, dated April 16, 2003, issued by Crown Holdings, Inc.

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 16, 2003, Crown Holdings, Inc. issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.

     Limitation of Incorporation by Reference

                In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section.

     Exhibits

          99.      Press Release, dated April 16, 2003, issued by Crown Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  April 17, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.	Press release, dated April 16, 2003, issued by Crown Holdings, Inc.

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